SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.10 per share	WTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Third Amended and Restated 2004 Stock Incentive Plan

At the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Watts Water Technologies, Inc. (the “Company”) held on Wednesday, May 11, 2022, the Company’s stockholders approved the Watts Water Technologies, Inc. Third Amended and Restated 2004 Stock Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan became effective upon approval by the Company’s stockholders. The provisions of the Stock Incentive Plan are described in the proxy statement for the 2022 Annual Meeting and related supplement under “Proposal 3 - Approval of the Watts Water Technologies, Inc. Third Amended and Restated 2004 Stock Incentive Plan,” which description is attached hereto as Exhibit 99.1 and incorporated herein by reference. The description of the Stock Incentive Plan is qualified in its entirety by reference to the complete text of the Stock Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The 2022 Annual Meeting was held on Wednesday, May 11, 2022.

(b)	The results of the voting on the proposals considered at the 2022 Annual Meeting were as follows:

Proposal 1: Election of Directors

Each of the following nine persons was elected as a Director of the Company for a term expiring at the Company's 2023 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher L. Conway	80,146,305	3,425,971	963,347
Michael J. Dubose	80,406,526	3,165,750	963,347
David A. Dunbar	80,402,515	3,169,761	963,347
Louise K. Goeser	80,509,963	3,062,313	963,347
W. Craig Kissel	78,650,019	4,922,257	963,347
Joseph T. Noonan	83,066,627	505,649	963,347
Robert J. Pagano, Jr.	82,288,553	1,283,823	963,347
Merilee Raines	80,086,644	3,485,632	963,347
Joseph W. Reitmeier	80,453,769	3,118,507	963,347

Proposal 2: Advisory Vote on Named Executive Officer Compensation

The results of the non-binding advisory vote on the compensation paid to the Company’s named executive officers were as follows:

Number of votes cast for the proposal:	82,179,261
Number of votes cast against the proposal:	1,348,241
Number of abstentions:	44,774
Number of broker non-votes:	963,347

Proposal 2, having received the affirmative vote of the holders of 97.2% of the votes present or represented by proxy and entitled to vote at the 2022 Annual Meeting, was approved on an advisory basis.

Proposal 3: Approval of Third Amended and Restated 2004 Stock Incentive Plan

The results of the vote on the approval of our Third Amended and Restated 2004 Stock Incentive Plan were as follows:

Number of votes cast for the proposal:	82,164,089
Number of votes cast against the proposal:	1,365,141
Number of abstentions:	43,046
Number of broker non-votes:	963,347

Proposal 3, having received the affirmative vote of the holders of 97.2% of the votes present or represented by proxy and entitled to vote at the 2022 Annual Meeting, was approved.

Proposal 4: Ratification of Independent Registered Public Accounting Firm

The votes regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:

Number of votes cast for the proposal:	82,856,845
Number of votes cast against the proposal:	1,656,126
Number of abstentions:	22,652
Number of broker non-votes:	0

Proposal 4, having received the affirmative vote of the holders of 98.0% of the votes present or represented by proxy and entitled to vote at the 2022 Annual Meeting, was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Watts Water Technologies, Inc. Third Amended and Restated 2004 Stock Incentive Plan.
99.1	Text of “Proposal 3 - Approval of the Watts Water Technologies, Inc. Third Amended and Restated 2004 Stock Incentive Plan.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2022	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel, Chief Sustainability Officer & Secretary